                                                           Exhibit 4.1

                                                  INCORPORATED UNDER THE LAWS
                                                   OF THE STATE OF DELAWARE
[LOGO]  RELTEC               [GRAPHIC]
                                                THIS CERTIFICATE IS TRANSFERABLE
                                                       IN NEW YORK, NY



                                                      CUSIP 759527 10 4

                             RELTEC CORPORATION


    This Certifies that






    is the owner of

 FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE OF

                           (CERTIFICATE OF STOCK)

RELTEC CORPORATION (THE "CORPORATION") TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ITS DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND
THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROCEDURES OF THE CHARTER OF THE CORPORATION AND THE BYLAWS OF THE CORPORATION AND ANY AMENDMENTS THERETO. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

    IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE EXECUTED ON ITS BEHALF BY ITS DULY AUTHORIZED OFFICERS.

DATED:

COUNTERSIGNED AND REGISTERED     RELTEC CORPORATION    /s/ Dudley P. Sheffler
      THE BANK OF NEW YORK            CORPORATE        PRESIDENT AND CHIEF
               TRANSFER AGENT           SEAL           EXECUTIVE OFFICER
               AND REGISTRAR            1995
BY                                    DELAWARE         /s/ Valerie Gentile Sachs
                                          *            VICE PRESIDENT-GENERAL
             AUTHORIZED SIGNATURE                      COUNSEL AND SECRETARY

                                RELTEC CORPORATION

    THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, OF THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH CLASS OF EACH SERIES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO THE EXTENT THAT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR ITS TRANSFER AGENT.

    The following abbreviations, which used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                    UNIF TRF MIN ACT -- .........Custodian (until age.........)
TEN ENT -- as tenants by the entireties                                 (Cust)
JT TEN  -- as joint tenants with right of                              ...........under Uniform Transfers
           survivorship and not as tenants                               (Minor)
           in common                                                   to Minors Act.........................
                                                                                               (State)


        Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,_____________________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
|                                     |
---------------------------------------

___________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

_________________________________________________SHARES OF COMMON STOCK
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES OF COMMON STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_____________________________

                          ___________________________________________________
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By_______________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.